                                                                 Exhibit (h)(13)

                            CALAMOS INVESTMENT TRUST

                     AMENDMENT TO INTERNET ACCESS AGREEMENT

     This is an amendment (the "Amendment") to the Internet Access Agreement, dated September 11, 2000, by and between Calamos Investment Trust and U.S. Bancorp Fund Services, LLC, (as amended, restated, modified or supplemented from time to time, collectively, the "Agreement").

     In consideration of the mutual covenants and agreements contained herein, the parties agree to the following amendments to the Agreement:

     1. The separate series of Calamos Investment Trust set forth on Exhibit A of the Agreement is hereby replaced with the following:

               NAME OF SERIES
               Calamos Growth Fund
               Calamos Blue Chip Fund
               Calamos Value Fund
               Calamos Growth and Income Fund
               Calamos International Growth Fund
               Calamos Global Growth and Income Fund
               Calamos High Yield Fund
               Calamos Convertible Fund
               Calamos Market Neutral Income Fund
               Calamos Multi-Fund Blend
               Calamos Global Equity Fund

     2. The separate series of Calamos Investment Trust set forth on Exhibit B of the Agreement is hereby replaced with the following:

               NAME OF SERIES
               Calamos Growth Fund
               Calamos Blue Chip Fund
               Calamos Value Fund
               Calamos Growth and Income Fund
               Calamos International Growth Fund
               Calamos Global Growth and Income Fund
               Calamos High Yield Fund
               Calamos Convertible Fund
               Calamos Market Neutral Income Fund
               Calamos Multi-Fund Blend
               Calamos Global Equity Fund

     All other terms of the Agreement shall remain in full force and effect. If the terms of the Agreement and this Amendment conflict, the terms of this Amendment shall govern.

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     Each party represents that the undersigned has full power and authority to execute this Amendment and bind such party according to the terms herein.

Dated:   March 1, 2007
       -----------------

CALAMOS INVESTMENT TRUST                U.S. BANCORP FUND SERVICES LLC


By:     /s/ James S. Hamman, Jr.        By:      /s/ Michael R. McVoy
    ---------------------------------       ------------------------------------
Name: James S. Hamman, Jr.              Name:        Michael R. McVoy
Title: Secretary                              ----------------------------------
                                        Title:     Senior Vice President
                                               ---------------------------------


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